UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2020 (June 30, 2020)

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

New York	001-10986	84- 1856018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1938 New Highway, Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-9555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.0001 par value	MSON	The Nasdaq Global Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Misonix, Inc. (the “Company”), previously approved, subject to stockholder approval, an amendment (the “Amendment”) to the Misonix, Inc. 2017 Equity Incentive Plan (the “Plan”). The Company’s stockholders approved the Amendment at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 30, 2020. The Amendment adds an additional 1,200,000 shares of the Company’s common stock, $.0001 par value per share (the “Common Stock”), to the Plan share reserve, which would bring the total number of shares of Common Stock reserved under the Plan to 1,950,000 and (b) extends the term of the Plan. A detailed summary of the material terms of the Plan appears under the caption “Proposal Three - Approval of the Amendment to the Misonix, Inc. 2017 Equity Incentive Plan” in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 26, 2020, as amended, which description is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company:

(i)	elected Michael Koby, Paul LaViolette, Thomas M. Patton, Stavros Vizirgianakis and Gwendolyn A. Watanabe to serve as directors of the Company;
(ii)	approved an amendment to the Misonix, Inc. 2017 Equity Incentive Plan;
(iii)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
(iv)	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

1. The votes cast by stockholders with respect to the election of directors were as follows:

	Votes	Votes	Broker
Director	“For”	Withheld	Non-Votes

Michael Koby	11,821,725	84,951	2,262,141

Paul LaViolette	11,821,705	84,971	2,262,141

Thomas M. Patton	11,866,032	40,644	2,262,141

Stavros Vizirgianakis	11,898,833	7,843	2,262,141

Gwendolyn A. Watanabe	11,860,665	46,011	2,262,141

2. The votes cast by the stockholders with respect to the approval of an amendment to the Misonix, Inc. 2017 Equity Incentive Plan were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

11,593,390	298,755	14,531	2,262,141

3. The votes cast by the stockholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

11,801,706	84,030	20,940	2,262,141

4. The votes cast by shareholders with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 were as follows:

Votes “For”	Votes “Against”	Abstentions

14,150,719	8,570	9,527

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2020	Misonix, Inc.

	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer
Chief Financial Officer